SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: May 24, 2006


                                 LIFE USA, INC.
                        --------------------------------
              (Exact name of registrant as specified in its charter)



 COLORADO                       000-50294                84-142675
- ----------------           -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation)                                          pre-merger)



                2300 Canyon Blvd. Suite 4, Boulder,  CO 80302
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (303) 415-1900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS...............................1

SECTION 2. FINANCIAL INFORMATION..............................................1

SECTION 3. SECURITIES AND TRADING MARKETS.....................................2

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS............2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT................................2

SECTION 6. RESERVED...........................................................4

SECTION 7. REGULATION FD .....................................................4

SECTION 8. OTHER EVENTS ......................................................4

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS..................................5

SIGNATURES....................................................................6

Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None

Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

Item 3.03 Material Modification to Rights of Security Holders

        None

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.


Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

       None

Section 8 - Other Events

Item 8.01 Other Events

       Press Release     Source: Life USA, Inc.

Life USA, Inc. Announces High Growth in First Quarter 2006

BOULDER, Colo., May 24 -- Life USA, Inc. (OTC Bulletin Board: LFUI - News), a distributor of pure and blended krill oil supplements, today announced financial results for its first fiscal quarter 2006, which ended on March 31st. The company started business twelve months ago, and is publicly traded under the ticker symbol LFUI.OB.

Top line revenue growth continued to exceed the prior quarters. Revenues in the first quarter of 2006 increased by 172% to $74,583 compared to $27,388 in the fourth quarter. "This growth trend is continuing in the second quarter, because up to today we already delivered over $300,000 to our customers," said Rick Newton, Chief Executive Officer of Life USA, Inc.

Mickey Schuett, President of Life USA, added: "Our growth is driven by the marketing momentum which krill oil has in the market place. Doctors, supplement stores and consumers are discovering the fabulous potential which this supplement has for maintaining cardio vascular, joint and mental health. For example, the market picked up on the recent clinical research which indicates that krill demonstrates better results than fish oil and traditional Statin drugs for managing a patient's cholesterol levels." Net loss for the first quarter decreased 56% to $168,515 when compared to the fourth quarter in 2005. The improved profitability is the result of lower Operating Expenses, caused by the reduced use of consultants. Furthermore, the fourth quarter showed a onetime impairment loss. Operating Loss improved from $255,628 in the fourth quarter to a $154,129 loss in the first quarter. Earnings per basic and diluted share were negative ($0.02) for the first quarter of 2006.

Life USA, Inc. is a high quality supplement distribution company, and does business through its wholly owned subsidiary Neuro Nutrition, Inc., and through its sales web site www.EnhancedMetabolics.com. The company also owns the rights to the proprietary blend of pure Neptune Krill Oil and SierraSil minerals, under the new brand name Agilflex. The new product combines the joint health qualities of these two high efficacy products.

For more information, please visit www.LifeUSAinc.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking information. Statements that are not descriptions of historical facts are forward-looking statements provided under the "safe harbor" protection of the Private Securities Litigation Reform Act of 1995. These statements are made to enable a better understanding of our business, but because these forward-looking statements are subject to many risks, uncertainties, future developments and changes over time, actual results may differ materially from those expressed or implied by such forward-looking statements. Examples of forward-looking statements are statements about anticipated financial or operating results, financial projections, business prospects, future product performance and other matters that are not historical facts. Such statements often include words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" or similar expressions.

These forward-looking statements are based on the information that was currently available to us, and the expectations and assumptions that were deemed reasonable by us, at the time the statements were made. We do not undertake any obligation to update any forward-looking statements in this report or in any of our other communications, except as required by law, and all such forward-looking statements should be read as of the time the statements were made, and with the recognition that these forward-looking statements may not be complete or accurate at a later date.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

      None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 24, 2006                         LIFE USA, INC.


                                                  By: /s/ Rick Newton
                                                  ---------------------------
                                                  Rick Newton, CEO